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     This Form 8-K/A amends the Current Report on Form 8-K filed by Alexander &
Baldwin, Inc. with the Securities and Exchange Commission on July 13, 1995 ("Form 8-K"), and sets forth the complete text of Item 7 thereof as amended and restated. The date of report (date of earliest event reported) of the Form 8-K to which this amendment relates is June 30, 1995.


Item 7.   Financial Statements and Exhibits.

          7(b).  Pro forma financial information.

          Filed as part of this report as Exhibit 10.a.(xxv) is the required pro forma financial information relative to the disposition of assets described in
Item 2 of the Form 8-K. Also filed as part of this report as Exhibit 10.a.(xxvi) is the required restated historical financial statements of the Company.

          7(c).  Exhibits.

Exhibit 10.a.(xxiv)   Asset Purchase Agreement among XTRA, Inc., Matson
                      Navigation Company, Inc. and Matson Leasing Company,
                      Inc., dated June 30, 1995.

Exhibit 10.a.(xxv)*   Revised pro forma financial information relative to the
                      disposition of assets described in Item 2 of the Form 8-K.

Exhibit 10.a.(xxvi)*  Balance Sheets as of December 31, 1993 and 1994 and
                      Statements of Income and Statements of Cash Flows for the years ended December 31, 1992, 1993 and 1994, as restated to reflect the disposition of assets described in Item 2 of the Form 8-K.

* Filed herewith

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 12, 1995            ALEXANDER & BALDWIN, INC.


                                    /s/ Glenn R. Rogers

                                    Glenn R. Rogers
                                    Vice President, Chief
                                    Financial Officer and
                                    Treasurer

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                                 EXHIBIT INDEX



Exhibit 10.a.(xxiv)   Asset Purchase Agreement among XTRA, Inc., Matson
                      Navigation Company, Inc. and Matson Leasing Company,
                      Inc., dated June 30, 1995.

Exhibit 10.a.(xxv)*   Revised pro forma financial information relative to the
                      disposition of assets described in Item 2 of the Form 8-K.

Exhibit 10.a.(xxvi)*  Balance Sheets as of December 31, 1993 and 1994 and
                      Statements of Income and Statements of Cash Flows for the years ended December 31, 1992, 1993 and 1994, as restated to reflect the disposition of assets described in Item 2 of the Form 8-K.


* Filed herewith